MARCH 18, 2010

Supplement

SUPPLEMENT DATED MARCH 18, 2010 TO THE PROSPECTUS OF
MORGAN STANLEY STRATEGIST FUND
Dated November 30, 2009

The Board of Trustees of Morgan Stanley Strategist Fund (the "Fund") has approved changing (i) the Fund's name to Morgan Stanley Global Strategist Fund, (ii) the Fund's primary benchmark to the Morgan Stanley Capital International (MSCI) All Country World Index, (iii) the Fund's principal investment strategies and (iv) the portfolio management team. As a result, effective March 31, 2010, the Prospectus is revised as follows:

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All references to "Morgan Stanley Strategist Fund" in the Prospectus are hereby deleted and replaced with "Morgan Stanley Global Strategist Fund."

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The first, second and third paragraphs of the section of the Prospectus entitled "Fund Summary—Principal Investment Strategies" on page 2, and the first, second, fourth through sixth, and seventh paragraphs of the section of the Prospectus entitled "Fund Details—Principal Investment Strategies" beginning on page 7, are hereby deleted and replaced with the following:

The Fund's Investment Adviser, Morgan Stanley Investment Advisors, Inc., seeks to achieve the Fund's investment objective by investing primarily in a blend of equity and fixed-income securities of U.S. and non-U.S. issuers. Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, real estate investment trusts ("REITs"), and rights and warrants to purchase equity securities. Fixed income securities may include mortgage-related or mortgage-backed securities (including collateralized mortgage obligations), asset backed securities, floating rate securities, inverse floating obligations, inflation-linked fixed income securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies, or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities.

The Investment Adviser will utilize a top-down investment approach that focuses on asset class, sector, region, country, and currency selection. The portfolio's allocations will be based upon the Investment Adviser's evaluations and analyses, taking into account results of its fundamental market research and recommendations generated by the Investment Adviser's quantitative models. Investment decisions will be made without regard to any particular allocation as to geographical location, sector, credit rating, maturity, currency denomination or market capitalization. The Fund may invest in any country, including developing or emerging market countries. The Fund's investments may be U.S. and non-U.S. dollar denominated. In determining whether to sell a security, the Investment Adviser considers a number of factors, including changes in capital appreciation potential, or the overall assessment of asset class, sector, region, country, and currency selection shifts.

The Fund may invest a portion of its assets in below investment grade fixed income securities and repurchase agreements. The Fund may also invest up to 10% of its total assets in other investment companies, including exchange-traded funds ("ETFs"). The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of other underling asset, interest rate, index or financial instrument. The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps, structured notes (including commodity-linked notes) and other related instruments and techniques. The Fund may also invest in forward foreign currency exchange contracts.

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The paragraph titled "ETFs" under the section of the Prospectus titled "Fund Details—Additional Investment Strategy Information" is hereby deleted and replaced with the following:

Structured Notes. The Fund also may invest a portion of its assets in structured notes and other types of structured investments, including commodity-linked notes. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds, commodities or commodity indices, and stock indices. Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles.

Investment Companies and ETFs. The Fund may invest up to 10% of its assets in the securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies and exchange-traded funds.

Repurchase Agreements. Repurchase agreements are contracts in which a financial institution sells a security and agrees to buy it back on a specific date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

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The chart under the section of the Prospectus entitled "Past Performance—Annual Total Returns—Calendar Years" is hereby deleted and replaced with the following:

Annual Total Returns—Calendar Years

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.

Best Quarter (ended June 30, 2003) : 13.80%

Worst Quarter (ended September 30, 2002) : –12.84%

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The table under the section of the Prospectus entitled "Past Performance—Average Annual Total Returns" is hereby deleted and replaced with the following:

Average Annual Total Returns For Periods Ended December 31, 2009

		Past 1 Year	Past 5 Years	Past 10 Years
Class A:	Return Before Taxes	13.31%	2.95%	2.15%
Class B:	Return Before Taxes	13.69%	2.94%	2.08%*
	Return After Taxes on Distributions[1]	13.45%	2.29%	1.27%*
	Return After Taxes on Distributions and Sale of Fund Shares	8.95%	2.45%	1.51%*
Class C:	Return Before Taxes	17.73%	3.31%	1.93%
Class I:	Return Before Taxes	19.86%	4.32%	2.94%
Class R2:	Return Before Taxes	—	—	—
Class W2:	Return Before Taxes	—	—	—
	MSCI All Country World Index[3]	34.63%	3.10%	0.42%
	S&P 500® Index[4]	26.46%	0.42%	-0.95%
	Barclays Capital U.S. Government/Credit Index[5]	4.52%	4.71%	6.34%
	Lipper Flexible Portfolio Funds[6]	29.17%	3.50%	2.32%

*  Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. The "Past 10 Years" performance for Class B shares reflects this conversion.

(1)  These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(2)  Class R and Class W had not commenced operations as of the date of this Prospectus and therefore do not have return information to report. Return information for the Fund's Class R and Class W shares will be shown in the Average Annual Total Returns table in future prospectuses offering the Fund's Class R and Class W shares after the Fund's Class R and Class W shares have return information for a full calendar year to report.

(3)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Fund's primary benchmark was changed in March 2010 from the S&P 500 Index to the MSCI All Country World Index to more accurately reflect the Fund's investable universe.

(4)  The Standard & Poor's 500® Index (S&P® 500 Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such cost would lower performance. It is not possible to invest directly in an index.

(5)  The Barclays Capital (formerly Lehman Brothers) U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(6)  The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

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The paragraph titled "ETFs" under the section of the Prospectus titled "Fund Details—Additional Risk Information" is hereby deleted and replaced with the following:

Structured Notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Investment Companies and ETFs. An investment in an investment company, including ETFs, is subject to the underlying risks of that entity's portfolio securities. For example, if a investment company held common stocks, the Fund would also be exposed to the risk of investing in common stocks. In addition to the Fund's fees and expenses, the Fund would bear its share of the investment company's or ETF's fees and expenses.

Repurchase Agreements. Repurchase agreements are subject to risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Fund's right to control the collateral.

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The section of the Prospectus entitled "Fund Summary-Investment Adviser" is hereby deleted and replaced with the following:

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Portfolio Managers. The Global Macro and Asset Allocation team manages the Fund. Information about the current members of the Global Macro and Asset Allocation team jointly and primarily responsible for the day-to-day management of the Fund's portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Fund
Mark A. Bavoso	Managing Director	January 1994
Francine Bovich	Managing Director	March 2010
Henry McVey	Managing Director	March2010

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The second, third and fourth paragraphs of the section of the Prospectus entitled "Fund Management" is hereby deleted and replaced with the following:

The Fund is managed within the Global Macro and Asset Allocation team. The team each consist of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Mark A. Bavoso, Francine J. Bovich and Henry McVey.

Mr. Bavoso has been associated with the Investment Adviser in an investment management capacity since 1986. Ms. Bovich has been associated with the Investment Adviser in an investment management capacity since 1993. Mr. McVey has been associated with the Investment Adviser in an investment management capacity since June 2009. Mr. McVey was a portfolio manager for Fortress Investment Group LLC from September 2007 to May 2009. Prior to September 2007, Mr. McVey worked as the Chief U.S. Investment Strategist for Morgan Stanley.

Team members collaborate to manage the assets of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SRTSPT 3/10

March 18, 2009

Supplement

SUPPLEMENT DATED MARCH 18, 2010 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY STRATEGIST FUND
Dated November 30, 2009

The second and third paragraphs of the section of the Statement of Additional Information entitled "V. Investment Advisory and Other Services—G. Fund Management—Other Accounts Managed by the Portfolio Managers" are hereby deleted and replaced with the following:

As of December 31, 2009:

Mark A. Bavoso managed 16 registered investment companies with a total of approximately $1.7 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Francine J. Bovich managed 16 registered investment companies with a total of approximately $551.9 million in assets; no pooled investment vehicles other than registered investment companies; and 13 other accounts with a total of approximately $3.4 billion in assets. Of these other accounts, one account with a total of approximately $160.0 million in assets had performance based fees.

Henry McVey managed 5 registered investment companies with a total of approximately $323.0 million in assets; no pooled investment vehicles other than registered investment companies; and 11 other accounts with a total of approximately $3.2 billion in assets. Of these other accounts, one account with a total of approximately $160.0 million in assets had performance based fees.

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The section of the Statement of Additional Information entitled "V. Investment Advisory and Other Services—G. Fund Management—Securities Ownership of Portfolio Managers" is hereby deleted and replaced with the following:

As of December 31, 2009, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Mark A. Bavoso: $100,001 - $500,000
Francine J. Bovich: None
Henry McVey: None

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All references to "Morgan Stanley Strategist Fund" in the Statement of Additional Information are hereby deleted and replaced with "Morgan Stanley Global Strategist Fund."

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.